                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                      JANUARY 22, 2001 (JANUARY 18, 2001)


                          AMERICAN TOWER CORPORATION
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          DELAWARE                       001-14195              65-0723837
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)      (IRS EMPLOYER
      OF INCORPORATION)                                     IDENTIFICATION NO.)

                             116 HUNTINGTON AVENUE
                         BOSTON, MASSACHUSETTS  02116
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)

                                (617) 375-7500
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.

     On June 7, 2000, the Securities and Exchange Commission (the "Commission") declared effective the Registration Statement on Form S-3 (No. 333-37988) (the "Registration Statement") of American Tower Corporation (the "Company"), which permits the Company to issue up to an aggregate of $1,000,000,000 of debt securities, preferred stock, depositary shares, Class A common stock and warrants. The prospectus dated June 7, 2000 included in the Registration Statement is referred to as the "Prospectus".

     On January 18, 2001, the Company entered into an agreement to sell 10.0 million shares of its Class A common stock (the "Offering Shares") (plus up to an additional 1.5 million shares of its Class A common stock to cover over-allotments, if any (the "Over-Allotment Shares")). A copy of the press release announcing this offering was filed with the Commission as an exhibit to the Company's Current Report on Form 8-K dated January 19, 2001.

     The Company filed with the Commission on January 19, 2001 and January 22, 2001 a supplement to the Prospectus, dated January 18, 2001, relating to the issuance and sale of the Offering Shares plus any Over-Allotment Shares (the "Prospectus Supplement"). In connection with the filing of the Prospectus and the Prospectus Supplement with the Commission, the Company is filing the underwriting agreement and terms agreement relating thereto as part of this Current Report on Form 8-K as Exhibits 1.1 and 1.2.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

Exhibit No.     Item
-----------     ----
     1.1        Underwriting Agreement dated January 18, 2001 between American
                Tower Corporation and Goldman, Sachs & Co.

     1.2 Terms Agreement dated January 18, 2001 between American Tower Corporation and Goldman, Sachs & Co.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN TOWER CORPORATION
                                            (Registrant)

Date:   January  22, 2001              By: /s/ Justin D. Benincasa
                                           -----------------------------------
                                           Name:  Justin D. Benincasa
                                           Title: Senior Vice President and
                                                  Corporate Controller

                                 EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------
     1.1       Underwriting Agreement dated January 18, 2001 between American
               Tower Corporation and Goldman, Sachs & Co.

     1.2 Terms Agreement dated January 18, 2001 between American Tower Corporation and Goldman, Sachs & Co.


                                       1